EXHIBIT 10.16

                              SECOND AMENDMENT TO
                         LOAN AND SECURITY AGREEMENT


      THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("THIS
AMENDMENT") is made and entered into as of the 31st day of October, 1997, by and among FLEET CAPITAL CORPORATION ("LENDER"), a Rhode Island corporation, and TECHNICAL PRODUCTS GROUP, INC. ("TECHNICAL PRODUCTS"), a Delaware corporation, MARION PROPERTIES, INC. ("MARION"), a Delaware corporation, DELAND PROPERTIES, INC. ("DELAND"), a Delaware corporation, and LINCOLN PROPERTIES, INC. ("LINCOLN"), a Delaware corporation (Technical Products, Marion, DeLand and Lincoln being referred to individually, collectively, and joint and severally, as "BORROWER").

                                   RECITALS

      A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated December 27, 1996, as amended by that certain First Amendment to Loan and Security Agreement, dated June 10, 1997, by and between Borrower and Lender (as amended, the "LOAN AGREEMENT").

      B. Pursuant to the terms of an Acquisition Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of June 6, 1997, by and between Borrower's parent company, TPG Holdings, Inc. ("TPG"), and Lunn Industries, Inc. ("LUNN"), TPG intends to merge with and into Lunn (the "MERGER"), with Lunn being the surviving corporation. Simultaneous with the consummation of the Merger, Lunn intends to change its name to Advanced Technical Products, Inc. ("ATP").

      C. In accordance with the terms of the Merger Agreement, Lunn will succeed to and assume all now existing or hereafter arising obligations of TPG to Lender under the Loan Agreement and the other Loan Documents, including, but not limited to, TPG's obligations under (i) that certain Continuing Guaranty Agreement, dated December 27, 1996 (the "GUARANTY"), pursuant to which TPG has guaranteed all of Borrower's Obligations to Lender and (ii) that certain Stock Pledge Agreement, dated December 27, 1996 (the "STOCK PLEDGE AGREEMENT"), pursuant to which TPG has granted to Lender a lien upon all capital stock of Borrower, whether now or hereafter issued.

      D. TPG and Borrower have requested that, simultaneously with the consummation of the Merger, TPG and/or Lunn be released from its/their obligations under the Guaranty and any deficiency liability under the Stock Pledge Agreement; and Lender has agreed to do so subject to the terms of this Amendment.

      E. Borrower and Lender desire to amend the Loan Agreement and the other Loan Documents (i) to clarify certain provisions of the Loan Agreement affected by the Merger and (ii) to allow and provide for certain other matters as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and

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valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  AMENDMENTS

      2.01 AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; ADDITION OF NEW DEFINITION. Effective as of the date hereof, APPENDIX A of the Loan Agreement is hereby amended to add the following definition hereto in alphabetical order:

            "ATP - Advanced Technical Products, Inc., a Delaware corporation."

      2.02 AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; DELETION OF DEFINITION OF "TPG". Effective as of the date hereof, APPENDIX A of the Loan Agreement is hereby amended by deleting the definition of "TPG" therefrom.

      2.03 AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF DEFINITION OF "GUARANTOR". Effective as of the date hereof, APPENDIX A of the Loan Agreement is hereby amended by deleting the definition of "Guarantor" therefrom and inserting the following in lieu thereof:

      "GUARANTOR - Any Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations."

      2.04 AMENDMENT OF SECTION 7.1.4 TO THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 7.1.4 of the Loan Agreement is hereby amended by deleting the last sentence therefrom and inserting the following in lieu thereof:

      "ATP is the beneficial and legal holder of all outstanding capital stock of each Borrower."

      2.05 AMENDMENT TO SECTION 7.1.13 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 7.1.13 of the Loan Agreement is hereby amended by deleting therefrom the reference to "TPG" and inserting "ATP" in lieu thereof.

      2.06 AMENDMENT TO SECTION 8.1.3 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.1.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            "8.1.3 FINANCIAL STATEMENTS. Keep, and cause each Subsidiary to keep, adequate

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      records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                  (i) not later than 90 days after the close of each fiscal year of Borrower, unqualified audited financial statements of ATP, as of the end of such year, on a Consolidated basis (with a footnote exhibiting the consolidating information of Borrower on a combined basis used in preparing such audited financial statements), certified by a firm of independent certified public accountants of recognized standing selected by Borrower, but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

                  (ii) not later than 30 days after the end of each month
            hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower, as of the end of such month and of the portion of Borrower's financial year then elapsed, on a combined basis, certified by the principal financial officer of Borrower or ATP as prepared in accordance with GAAP (excluding incentive compensation accrual) and fairly presenting the financial position and results of Borrower on a combined basis, for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                  (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which ATP or Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which ATP or Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                  (iv) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan; and

                  (v) such other data and information (financial and otherwise)
            as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or ATP's or any Borrower's and each of its Subsidiaries' financial condition or results of operations.

      Concurrently with the delivery of the financial statements described in CLAUSE (I) of this SECTION 8.1.3, Borrower shall forward to Lender a copy of the accountants' letter to ATP's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower performed in connection with their examination of said financial statements, they are not aware of

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any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in CLAUSES
(I) and (II) of this SECTION 8.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of EXHIBIT N hereto executed by the chief financial officer of Borrower."

      2.07 AMENDMENT TO SECTION 8.1.6 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.1.6 of this Loan Agreement is hereby amended and restated in its entirety to read as follows:

           "8.1.6.PROJECTIONS. No later than 30 days prior to the end of each fiscal year of Borrower, deliver to Lender the budgeted combined balance sheets, profit and loss statements, statement of changes and capitalization statements (all prepared on a consistent basis with the historical financial statements of Borrower, together with appropriate supporting details and a statement of underlying assumptions) for the forthcoming fiscal year, month by month, of Borrower."

      2.08 AMENDMENT TO SECTION 8.2.7 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.2.7 of the Loan Agreement is hereby amended by deleting the reference to "TPG" and inserting "ATP" in lieu thereof.

      2.09 AMENDMENT TO SECTION 8.2.14 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.2.14 of the Loan Agreement is hereby amended by deleting the reference to "TPG" and inserting "ATP" in lieu thereof.

      2.10 AMENDMENT TO SECTION 8.3.1 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.3.1 of the Loan Agreement is hereby amended by deleting the reference to "TPG" and inserting "Borrower" in lieu thereof and by deleting "on a Consolidated basis" and inserting "on a combined basis" in lieu thereof.

      2.11 AMENDMENT TO SECTION 8.3.2 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.3.2 of the Loan Agreement is hereby amended by deleting the reference to "TPG" and inserting "Borrower" in lieu thereof and by deleting "on a Consolidated basis" and inserting "on a combined basis" in lieu thereof.

      2.12 AMENDMENT TO SECTION 8.3.3 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.3.3 of the Loan Agreement is hereby amended by deleting the reference to "TPG" and inserting "Borrower" in lieu thereof and by deleting "Consolidated" and inserting "on a combined basis" in lieu thereof.

      2.13 AMENDMENT TO SECTION 8.3.4 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 8.3.4 of the Loan Agreement is hereby amended by deleting the reference to "TPG" and inserting "Borrower" in lieu thereof and by deleting "on a Consolidated basis" and inserting "on a

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combined basis" in lieu thereof.

      2.14 AMENDMENT TO SECTION 11.9 OF THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 11.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            "11.8 NOTICE. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile transmissions and shall be deemed to have been validly served, given or delivered immediately when delivered against receipt or one (1) Business Day after deposit in the U.S. mail, postage prepaid, or with an overnight courier or in the case of facsimile transmission, when sent, answerback received, in each case addressed as follows:

                  If to Lender:     Fleet Capital Corporation
                                    2711 North Haskell Avenue
                                    Suite 2100, LB 21
                                    Dallas, Texas 75204
                                    Attention: Loan Administration Manager
                                    Facsimile No.: (214) 828-6530

                  With a copy to:   Patton Boggs, L.L.P.
                                    2626 Cole Avenue, Suite 300
                                    Dallas, Texas 75204
                                    Attention: Larry A. Makel, Esq.
                                    Facsimile No.: (214) 871-2688

                  If to Borrower:   Technical Products Group, Inc.
                                    3353 Peachtree Road, Suite 920
                                    Atlanta, Georgia 30326
                                    Attention: Garrett L. Dominy
                                    Facsimile No.: (404) 231-7277

                  With a copy to:   Gardere & Wynne, L.L.P.
                                    Thanksgiving Tower
                                    1601 Elm Street, Suite 3000
                                    Dallas, Texas 75201
                                    Attention: Barry D. Drees, Esq.
                                    Facsimile No.: (214) 999-4667

      or to such other address as each party may designate for itself by notice given in accordance with this SECTION 11.9; PROVIDED, HOWEVER, that any notice, request or demand to or upon Lender pursuant to SECTION 3.1.1 or
      4.2.2 hereof shall not be effective until received by Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the

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      noticed party."

      2.15 EXHIBIT D - CAPITAL STRUCTURE OF BORROWER. Effective as of the date hereof, all references in the Loan Agreement to EXHIBIT D, which is entitled "Capital Structure", shall be deemed references to EXHIBIT D which is attached hereto as ANNEX A.

      2.16 AMENDMENTS TO THE OTHER AGREEMENTS AND THE SECURITY DOCUMENTS. Effective as of the date hereof, all references in the Other Agreements and the Security Documents to "TPG Holdings, Inc." and "TPG" shall be deemed references "Advanced Technical Products, Inc." and "ATP", respectively.

                                  ARTICLE III
                             CONDITIONS PRECEDENT

      3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                  (a) Lender shall have received (i) this Amendment, duly executed by Borrower, (ii) a company general certificate (hereinafter referred to as the "COMPANY GENERAL CERTIFICATE") certified by the Secretary or Assistant Secretary of each Borrower acknowledging (A) that each Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment and all other Loan Documents to which such Borrower is or is to be a party, and (B) the names of the officers of each Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers, (ii) an assumption, consent and ratification agreement duly executed by ATP pursuant to which ATP (A) acknowledges that ATP has assumed the obligations of TPG under the Stock Pledge Agreement, (B) consents to this Amendment, and (C) ratifies the terms and conditions of the Stock Pledge Agreement and (iii) such additional documents, instruments and information as Lender or its legal counsel may request;

                  (b) The representations and warranties contained herein and in the Loan Agreement and the Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (c) No Default or Event of Default shall have occurred and be continuing;

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                  (e) The Merger shall have been consummated in accordance with the terms of the Merger Agreement.

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                                  ARTICLE IV
                                   NO WAIVER

      By execution of this Amendment and subject to the satisfaction conditions precedent specified in SECTION 3.01 hereof, Lender hereby waives any Default or Event of Default which would otherwise occur under SECTION 10.1.12 or 10.1.15 of the Loan Agreement solely as a result of the Merger. Except as specifically provided in the preceding sentence, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and
(d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

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                                  ARTICLE VI
                              RELEASE OF GUARANTY

      6.01 Subject to the satisfaction of the conditions precedent specified in
SECTION 3.01 hereof, Lender agrees to release TPG and/or Lunn from its/their obligations under the Guaranty pursuant to the provisions of and subject to the conditions specified in that certain Release of Guarantor in the form of ANNEX B attached hereto.

                                  ARTICLE VII
                           MISCELLANEOUS PROVISIONS

      7.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      7.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

      7.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

      7.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      7.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      7.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together

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shall constitute one and the same instrument.

      7.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      7.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      7.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      7.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      7.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING

                                   - 9 -
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FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF
THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION AND EXECUTION OF THIS AMENDMENT.


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      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                       BORROWER:

                                       TECHNICAL PRODUCTS GROUP


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       MARION PROPERTIES, INC.


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       DELAND PROPERTIES, INC.


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President

                                       LINCOLN PROPERTIES, INC.


                                       By:/s/GARRETT L. DOMINY
                                             Garrett L. Dominy
                                             Executive Vice President


                                       LENDER:

                                       FLEET CAPITAL CORPORATION


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________

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